                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):           February 15, 1995
                                                  -----------------------------


                               Frank E. Best, Inc.
- - -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                   Washington
- - -------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)




               0-1490                                   35-1142810
- - ---------------------------------       ---------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)




                  P.O. Box 50444, Indianapolis, Indiana  46250
- - -------------------------------------------------------------------------------
     (Address of Principal Executive Offices)               (Zip Code)




                                 (317) 849-2250
- - -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




- - -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 15, 1995, Best Lock Corporation, an Indiana corporation ("BLC"), which is a subsidiary of Best Universal Lock Co. which is in turn a subsidiary of the Registrant, purchased an eighty-seven percent (87%) non-voting partnership interest in Best Lock Partnership, a newly formed Indiana general partnership (the "Partnership") for the total consideration of $5,582,625.59. This acquisition was made in two steps. First, on February 15, 1995, BLC acquired an eighty-four and one-half percent (84.5%) interest in the Partnership by purchasing non-voting interests in the Partnership from the following persons for the following amounts:

               Best Lock Partnership                   Purchase
               (Non-Voting Interest)                    Price
               --------------------------------------------------
               Robert W. Best                       $  250,323.45
               Denise Best                              31,223.14
               Richard E. Best                         250,323.45
               Amber Best                               31,223.14
               Marshall W. Best                        250,323.45
               Tracey Best                              31,223.14
               Walter E. Best as the trustee of
               the Walter E. Best Revocable Trust    3,532,521.46
               Dona J. Best as the trustee of the
               Dona J. Best Revocable Trust            144,272.44
                                                    -------------
               Total                                $4,521,433.67
                                                    -------------
                                                    -------------

     Second, BLC acquired a two and one-half percent (2.5%) interest in the Partnership directly from the Partnership for $1,061,191.92.

     The total assets of the Partnership (which has no material liabilities) are $6,571,711.60. Russell C. Best, President of the Registrant and a member of the Registrant's Board of Directors, and Walter E. Best Company, Inc., an affiliated corporation the voting shares of which are all owned by Russell C. Best, are the holders of the remaining thirteen percent (13%) interest in the Partnership, which thirteen percent (13%) interest represents the entire voting interests of the Partnership.

     On February 15, 1995, the Partnership acquired shares of capital stock in the Registrant and Best Universal Lock Co. for the aggregate purchase price of $1,061,191.92. The sellers of such shares and the purchase price paid for the shares of these corporations are as follows:

               The Registrant                           Purchase
               (Common Shares)                            Price
               --------------------------------------------------
               Walter E. Best                         $    293.60
               Robert W. Best                           43,746.40
               Richard E. Best                          43,658.32
               Marshall W. Best                         43,658.32
               The Huntington Trust Company, NA
               as the trustee of the Walter E. Best
               Irrevocable Trust                       349,119.76
                                                      -----------
               Total                                  $480,476.40
                                                      -----------
                                                      -----------



          Best Universal Lock Co.                      Purchase
          (Common Shares)                                Price
          ------------------------------------------------------------
               Walter E. Best                               $     329.80
               Robert W. Best                                 140,362.88
               Richard E. Best                                140,362.88
               Marshall W. Best                               140,362.88
               Dona J. Best as the trustee of
               the Dona J. Best Revocable                     158,172.08
               Trust
                                                            ------------
               Total                                        $ 579,590.52
                                                            ------------
                                                            ------------


          Best Universal Lock Co.                      Purchase
          (Preferred Shares)                             Price
          ------------------------------------------------------------
               Robert W. Best                               $     375.00
               Richard E. Best                                    375.00
               Marshall W. Best                                   375.00
                                                            ------------
               Total                                        $   1,125.00
                                                            ------------
                                                            ------------

     Also, on February 15, 1995, BLC acquired shares of its own common stock at an aggregate purchase price of $2,595,670.00. The sellers of such shares and the purchase price for such shares are as follows:



          Best Lock Corporation                        Purchase
          (Common Shares)                                Amount
          ------------------------------------------------------------
               Walter E. Best                               $   770.00
               Robert W. Best                               734,195.00
               Richard E. Best                              649,495.00
               Marshall W. Best                             649,495.00
               Dona J. Best as the trustee of
               the Dona J. Best Revocable
               Trust                                        561,715.00
                                                         -------------
               Total                                     $2,595,670.00
                                                         -------------
                                                         -------------

     The relationships among the parties are as follows: Prior to February 15, 1995, Walter E. Best was President, Chairman, and a member of the Board of Directors of each of the Registrant, Best Universal Lock Co., BLC, and Walter E. Best Company, Inc. He is the father of the Registrant's current President, Russell C. Best, Robert W. Best, Richard E. Best and Marshall W. Best. Prior to February 15, 1995, Robert W. Best was Assistant to the President of BLC. He is a brother of the Registrant's current President, Russell C. Best. Prior to February 15, 1995, Richard E. Best was a Vice President of BLC. He also is a brother of the Registrant's current President, Russell C. Best. Prior to February 15, 1995, Marshall W. Best was a Vice President of BLC. He also is a brother of the Registrant's current President, Russell C. Best. The Walter E. Best Revocable Trust is a revocable trust established by Walter E. Best. The Dona J. Best Revocable Trust is a revocable trust established by Dona J. Best who is the mother of Russell C. Best. Denise Best is the spouse of Robert W. Best; Amber Best is the spouse of Richard E. Best; and Tracey Best is the spouse of Marshall W. Best.

     The purchase price of the shares of the Registrant, Best Universal Lock Co. and BLC were based on the respective appraised values of such shares as of December 31, 1993 as determined by an independent appraiser, Sigurd R. Wendin & Associates, Inc. of Birmingham, Michigan.

     BLC's acquisition of its interest in the Partnership and its redemption of its own common shares were funded through a line of credit obtained by BLC from Huntington National Bank of Indianapolis, Indiana.

     The series of transactions described above was approved unanimously by the Boards of Directors of the Registrant and of BLC and was undertaken pursuant to an Agreement dated February 15, 1995. (See Item No. 5 below.) An opinion was rendered by Merrill Lynch, Pierce, Fenner & Smith Incorporated to BLC's Board of Directors that the settlement transactions were fair to BLC.


Item 5.  Other Events.

     BLC has settled all claims arising from a derivative action threatened against it by a director, as well as all claims against BLC's Chief Executive Officer and another officer of BLC. The material components of the settlement include: (i) the resignation of Walter E. Best from the Board of Directors and as President of each of the Registrant, Best Universal Lock Co., Frank E. Best, Inc., and Walter E. Best Company, Inc.; (ii) the resignations of Richard E. Best and Marshall W. Best as officers and employees of BLC and the resignation of Robert W. Best as an employee of BLC; (iii) the payment of the total sum of $2,134,349.32 as severance and vacation and bonus day payments to Walter E. Best, Robert W. Best, Richard E. Best, Marshall W. Best and Edwina McLemore, an employee of BLC; (iv) the payment of the total sum of $1,240,000.00 in exchange for covenants not to compete from Walter E. Best, Robert W. Best, Richard E. Best and Marshall W. Best; and (v) the payment of the total sum of $8,178,295.59 for the acquisition of shares of the Registrant, shares of Best Universal Lock Co., shares of BLC and interests in the Partnership from: (i) Walter E. Best;
(ii) Robert W. Best, Richard E. Best, Marshall W. Best and their spouses; (iii) the Walter E. Best Revocable Trust; (iv) the Dona J. Best Revocable Trust; and
(v) the Walter E. Best Irrevocable Trust.  (See Item 2 above for details).


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FRANK E. BEST, INC..



Date:  2-24-95                          /s/ Russell C. Best
     -----------                        ------------------------
                                        Russell C. Best
                                        President and Chief Executive Officer,
                                        Frank E. Best, Inc.